Exhibit 99.1

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2020

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Profit or Loss	3

Consolidated Statements of Comprehensive Income	4

Consolidated Statements of Equity	5-6

Consolidated Statements of Cash Flows	7-8

Notes to Interim Consolidated Financial Statements	9-17

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,			December 31,
	2020	2019		2019
	Unaudited			Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$75,822	$94,355		$68,378
Rents and other receivables, net	2,893	2,564		3,001
Prepaid expenses and other assets	858	1,073		778
Restricted cash	2,247	1,271		1,482
	81,820	99,263		73,639
NON-CURRENT ASSETS
Investment properties	1,119,601	1,006,617		1,059,830
Investment in joint ventures	206,725	184,215		229,936
Financial assets at fair value through profit or loss	84,365	83,328		96,653
Restricted cash	9,474	9,738		10,520
	1,420,165	1,283,898		1,396,939
Total assets	$1,501,985	$1,383,161		$1,470,578
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes and bond payable, net	$24,514	$30,554	*)	$30,601	*)
Debentures, net	56,642	55,820		56,186
Accounts payable and accrued liabilities	14,992	18,728		19,794
Due to affiliates	4,870	—		—
Other liabilities	14,898	14,327		14,820
	115,916	119,429		121,401

LONG-TERM LIABILITIES
Notes and bond payable, net	493,217	411,949	*)	421,142	*)
Debentures, net	183,702	164,217		165,734
Rental security deposits	4,260	3,894		4,345
Series A Cumulative Convertible Redeemable Preferred Stock	15,233	—		15,008
	696,412	580,060		606,229
Total liabilities	812,328	699,489		727,630
EQUITY
Owner's net equity	674,430	667,074		726,854
Non-controlling interests	15,227	16,598		16,094
Total equity	689,657	683,672		742,948
Total liabilities and equity	$1,501,985	$1,383,161		$1,470,578

*) Retrospective application, see Note 2b.

The accompanying notes are an integral part of the interim consolidated financial statements.

November 12, 2020	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2020	2019	2020	2019	2019
	Unaudited				Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$62,366	$52,826	$22,244	$19,113	$72,283
Tenant reimbursements	7,307	8,328	2,278	2,959	10,789
Interest income from debt investments	—	369	—	—	369
Other operating income	1,386	2,445	440	742	3,078
Total revenues and other income	71,059	63,968	24,962	22,814	86,519

Expenses:
Operating, maintenance, and management fees	(23,369)	(21,611)	(8,251)	(8,304)	(29,845)
Real estate taxes and insurance	(10,570)	(9,556)	(3,791)	(3,277)	(12,631)
Total expenses	(33,939)	(31,167)	(12,042)	(11,581)	(42,476)
Gross profit	37,120	32,801	12,920	11,233	44,043

Fair value adjustment of investment properties, net	(33,778)	(9,479)	(9,572)	(18)	22,142
Loss on extinguishment of debt	—	(861)	—	(5)	(1,106)
Equity in (loss) income of unconsolidated joint ventures	(28,829)	1,281	(23,512)	632	31,206
Asset management fees to affiliate	(6,867)	(5,954)	(2,426)	(2,093)	(8,158)
General and administrative expenses	(2,586)	(2,902)	(1,022)	(1,143)	(3,479)
Operating (loss) profit	(34,940)	14,886	(23,612)	8,606	84,648

Finance income	267	1,613	19	481	1,842
Finance (loss) income from financial assets at fair value through profit or loss	(14,220)	23,718	(1,532)	6,140	26,478
Finance expenses	(19,844)	(21,776)	(6,465)	(7,359)	(28,849)
Transaction and related costs	—	—	—	—	(4,462)
Foreign currency transaction adjustments, net	12,338	(10,634)	(445)	(5,344)	(12,498)
Net (loss) income	$(56,399)	$7,807	$(32,035)	$2,524	$67,159

Net (loss) income attributable to owner	$(52,424)	$10,025	$(28,692)	$3,155	$69,805
Net loss attributable to non-controlling interests	(3,975)	(2,218)	(3,343)	(631)	(2,646)
Net (loss) income	$(56,399)	$7,807	$(32,035)	$2,524	$67,159

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2020	2019	2020	2019	2019
	Unaudited				Audited
	U.S. dollars in thousands
Net (loss) income	$(56,399)	$7,807	$(32,035)	$2,524	$67,159
Total comprehensive (loss) income	$(56,399)	$7,807	$(32,035)	$2,524	$67,159

Total comprehensive (loss) income attributable to owner	$(52,424)	$10,025	$(28,692)	$3,155	$69,805
Total comprehensive loss attributable to non-controlling interests	(3,975)	(2,218)	(3,343)	(631)	(2,646)
Total comprehensive (loss) income	$(56,399)	$7,807	$(32,035)	$2,524	$67,159

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2020	$413,087	$272,136	$41,631	$726,854	$16,094	$742,948
Net loss	—	(52,424)	—	(52,424)	(3,975)	(56,399)
Total comprehensive loss	—	(52,424)	—	(52,424)	(3,975)	(56,399)
Non-controlling interest contributions	—	—	—	—	3,136	3,136
Distributions to non-controlling interests	—	—	—	—	(28)	(28)
Balance at September 30, 2020	$413,087	$219,712	$41,631	$674,430	$15,227	$689,657

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2019	$413,087	$202,331	$41,631	$657,049	$22,597	$679,646
Net income (loss)	—	10,025	—	10,025	(2,218)	7,807
Total comprehensive income (loss)	—	10,025	—	10,025	(2,218)	7,807
Non-controlling interests contributions	—	—	—	—	12	12
Distributions to non-controlling interests	—	—	—	—	(3,793)	(3,793)
Balance at September 30, 2019	$413,087	$212,356	$41,631	$667,074	$16,598	$683,672

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at July 1, 2020	$413,087	$248,404	$41,631	$703,122	$15,574	$718,696
Net income (loss)	—	(28,692)	—	(28,692)	(3,343)	(32,035)
Total comprehensive income (loss)	—	(28,692)	—	(28,692)	(3,343)	(32,035)
Non-controlling interest contributions	—	—	—	—	3,024	3,024
Distributions to non-controlling interests	—	—	—	—	(28)	(28)
Balance at September 30, 2020	$413,087	$219,712	$41,631	$674,430	$15,227	$689,657

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at July 1, 2019	$413,087	$209,201	$41,631	$663,919	$19,198	$683,117
Net income (loss)	—	3,155	—	3,155	(631)	2,524
Total comprehensive income (loss)	—	3,155	—	3,155	(631)	2,524
Distributions to non-controlling interests	—	—	—	—	(1,969)	(1,969)
Balance at September 30, 2019	$413,087	$212,356	$41,631	$667,074	$16,598	$683,672

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited
	U.S. dollars in thousands
Balance at January 1, 2019	$413,087	$202,331	$41,631	$657,049	$22,597	$679,646
Net income (loss)	—	69,805	—	69,805	(2,646)	67,159
Total comprehensive income (loss)	—	69,805	—	69,805	(2,646)	67,159
Non-controlling interests contributions	—	—	—	—	12	12
Distributions to non-controlling interests	—	—	—	—	(3,869)	(3,869)
Balance at December 31, 2019	$413,087	$272,136	$41,631	$726,854	$16,094	$742,948

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2020	2019	2020	2019	2019
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net (loss) income	$(56,399)	$7,807	$(32,035)	$2,524	$67,159
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Equity in loss (income) of unconsolidated joint ventures	28,829	(1,281)	23,512	(632)	(31,206)
Fair value adjustment on investment properties, net	33,778	9,479	9,572	18	(22,142)
Transaction and related costs	—	—	—	—	4,462
Loss on extinguishment of debt	—	861	—	5	1,106
Deferred rent	(2,411)	(3,213)	(861)	(983)	(4,127)
Bad debt expense	1,114	160	363	144	363
Financing expense	19,844	21,776	6,465	7,359	28,849
Financing income	(267)	(1,613)	(19)	(481)	(1,842)
Finance loss (income) from financial assets at fair value through profit or loss	14,220	(23,718)	1,532	(6,140)	(26,478)
Interest income from debt instruments, net	—	(369)	—	—	(369)
Foreign currency transaction (gain) loss, net	(12,338)	10,634	445	5,344	12,498
	26,370	20,523	8,974	7,158	28,273
Changes in assets and liabilities:
Restricted cash	(678)	(273)	606	42	443
Rents and other receivables	(838)	(430)	(435)	(596)	(289)
Prepaid expenses and other assets	(80)	(393)	(71)	161	284
Accounts payable and accrued liabilities	1,358	772	1,660	3,303	(3,705)
Rental security deposits	(85)	191	(9)	(70)	(262)
Due to Owner	238	—	(2,192)	—	—
Other liabilities	(135)	(285)	(88)	382	10
Lease incentive additions	(1,298)	(1,244)	(212)	(560)	(2,130)
	(1,518)	(1,662)	(741)	2,662	(5,649)
Net cash provided by operating activities	24,852	18,861	8,233	9,820	22,624

Cash Flows from Investing Activities:
Acquisitions of investment properties	(19,312)	(90,266)	(2,063)	—	(90,266)
Acquisition of PORT *)	—	—	—	—	(52,992)
Acquisition of BPT **)	278	—	278	—	—
Improvements to investment properties	(18,648)	(29,313)	(4,909)	(8,926)	(36,380)
Proceeds from sales of investment properties, net	—	43,164	—	25,270	141,548
Repayment of debt investments	—	7,750	—	—	7,750
Proceeds from insurance claims	—	438	—	—	438
Contributions to unconsolidated joint venture	—	(5,050)	—	(5,050)	—
Distributions of capital from investment in joint venture	—	7,800	—	—	7,800
Investment in unconsolidated joint venture	(1,709)	—	(1,276)	—	(20,846)
Investments in financial assets at fair value through profit or loss, net	(35,510)	(10,015)	(14,227)	(10,000)	(26,223)
Proceeds from sales of financial assets at fair value through profit or loss, net	1,225	251	—	—	251
Proceeds from the sale of investments in financial assets at fair value through profit or loss, net	10,964	24,076	—	—	28,034
Purchase of interest rate cap	(6)	(28)	—	—	(28)
Proceeds from disposition of foreign currency collars	14,125	—	14,125	—	—
Interest income received	264	2,352	21	495	2,725
Dividend income received from financial assets at fair value through profit or loss	5,243	4,363	2,764	2,084	6,112
Funding for development obligations	—	(88)	—	—	(88)
Due from Owner	—	4,500	—	—	4,500
Net cash (used in) provided by investing activities	(43,086)	(40,066)	(5,287)	3,873	(27,665)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2020	2019	2020	2019	2019
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	$104,143	$84,268	$2,250	$—	$84,268
Principal payments on notes and bond payable	(57,611)	(73,250)	(462)	(10,742)	(126,603)
Payments of deferred financing costs	(2,452)	(1,125)	—	(23)	(1,123)
Interest paid	(19,528)	(21,981)	(7,774)	(8,825)	(25,703)
Release of restricted cash for debt service obligations	1,011	276	—	—	276
Proceeds from Series A Cumulative Convertible Redeemable Preferred Stock	—	—	—	—	15,008
Non-controlling interests contributions	112	12	—	—	12
Distributions to non-controlling interests	(28)	(3,793)	(28)	(1,969)	(3,869)
Other financing proceeds, net	—	1,822	—	—	1,822
Net cash provided by (used in) financing activities	25,647	(13,771)	(6,014)	(21,559)	(55,912)
Effect of exchange rate changes on cash and cash equivalents	31	1,651	148	—	1,651
Net increase (decrease) in cash and cash equivalents	7,444	(33,325)	(2,920)	(7,866)	(59,302)
Cash and cash equivalents, beginning of period	68,378	127,680	78,742	102,221	127,680
Cash and cash equivalents, end of period	$75,822	$94,355	$75,822	$94,355	$68,378

Supplemental Disclosure of Noncash Activities:

Accrual improvements to real estate	$2,393	$3,414	$2,393	$3,414	$5,302
Increase in lease commission payable	$—	$—	$—	$—	$693

*)    Assets and liabilities assumed in connection with Pacific Oak Residential Trust acquisition:

Restricted cash	$—	$—	$—	$—	$1,667
Rents and other receivables	—	—	—	—	989
Prepaid expenses and other assets	—	—	—	—	634
Investment property	—	—	—	—	109,922
Notes payable	—	—	—	—	(61,885)
Accounts payable and accrued liabilities	—	—	—	—	(1,893)
Rental security deposits	—	—	—	—	(904)
Transaction and related costs	—	—	—	—	4,462
	$—	$—	$—	$—	$52,992

**)    Assets and liabilities assumed or eliminated in connection with Battery Point Trust acquisition:

Rents and other receivables	$17	$—	$17	$—	$—
Prepaid expenses and other assets	4	—	4	—	—
Investment property	56,148	—	56,148	—	—
Financial assets at fair value through profit or loss	(16,000)	—	(16,000)	—	—
Notes payable	(36,003)	—	(36,003)	—	—
Accounts payable and accrued liabilities	(344)	—	(344)	—	—
Due to Owner	(721)	—	(721)	—	—
Other liabilities	(355)	—	(355)	—	—
Non-controlling interests	(3,024)		(3,024)
	$(278)	$—	$(278)	$—	$—

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 1:    GENERAL INFORMATION

a.    These financial statements have been prepared in a condensed format as of September 30, 2020 and for the nine and three months periods then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2019 and for the year then ended and the accompanying notes ("annual financial statements").

b.    The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate-related loans and real estate equity securities. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. Prior to November 2019, the Company had only one segment.

c.    The current outbreak of the novel coronavirus, or COVID-19, has caused severe disruptions in the U.S. and global economy and will likely have an adverse impact on our financial condition and results of operations. This impact could be materially adverse to the extent the current COVID-19 outbreak, or future pandemics, cause tenants to be unable to pay their rent or reduce the demand for commercial real estate, or cause other impacts described below. As of October 2020, the Company collected 97% of total charged rent for the month of September.

Because our property investments are located in the United States, COVID-19 has begun and will continue to impact our properties and operating results given its continued spread within the United States reduces occupancy, increases the cost of operation, results in limited hours or necessitates the closure of such properties. In addition, quarantines, states of emergencies and other measures taken to curb the spread of COVID-19 may negatively impact the ability of such properties to continue to obtain necessary goods and services or provide adequate staffing, which may also adversely affect our properties and operating results.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

a.    Basis of presentation of the consolidated financial statements:

The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements, except as described below:

b.    IAS 1 Presentation of Financial Statements: Amendments to classification of liabilities as current or non-current

The Company has elected to early adopt IAS 1, "Presentation of Financial Statement: Amendments to classification of liabilities as current or non-current." The adoption of the IAS 1 amendment on January 1, 2020, applied retrospectively, resulted in the reclassification of $51.2 million as of September 30, 2019 and December 31, 2019 for notes and bond payable, net from current liabilities to long term liabilities as a result of the Company's analysis. Due to the amendment, the accounting policy of the company is:

a.Only the existing rights of the company at the end of the reporting period, will be used to determine if the Company has the right to exclude the obligation.
b.The consideration and the discretion in the Company's ability to postpone the payment for period of 12 months from the report period.
c.Disposal of liability can be done through transfer of cash but, also in capital instruments of the entity, assets or services.

c.    Initial application of amendment to existing financial reporting and accounting standards:

Amendment to IFRS 3 - Business Combinations

In October 2018, the IASB issued an amendment to the definition of a "business" in IFRS 3, "business combinations" ("the amendment").

The amendment consists clarification that to meet the definition of a business, an integrated set of activities and assets must include, as a minimum, an input and a substantive process that together significantly contribute to the ability to create output.

The amendment consists an optional concentration test that permits a simplified assessment of whether an acquired set of activities and assets is not a business.

The amendment has been applied prospectively to all business combinations and asset acquisitions for which the acquisition date is on or after January 1, 2020.

The initial implementation of the amendment did not have a material impact on the Company's consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES

110 William Joint Venture:

The Company does not attach the financial statements of Pacific Oak SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information to the contained below.

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	September 30,		December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
Current assets	$16,865	$13,639	$11,668
Non-current assets (investment property)	500,800	538,793	540,328
Current liabilities	6,679	6,687	9,209
Non-current liabilities	313,070	290,928	292,702

Equity	197,916	254,817	250,085

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$102,639	$126,676	$124,920

The 110 William Street Mortgage Loan and the 110 William Street Mezzanine Loan mature on April 9, 2021, with three one-year period extension options. As a result of the early adoption of the IAS 1 amendment, the 110 William Street Mortgage Loan and the 110 William Street Mezzanine Loan are shown in non-current liabilities as of September 30, 2020.

	Nine months ended September 30,		Three months ended September 30,		December 31,
	2020	2019	2020	2019	2019
	Unaudited				Audited
	U.S. dollars in thousands
Revenues	$26,387	$26,209	$9,936	$9,066	$33,376
Gross profit	14,832	14,137	5,905	4,885	17,092
Operating (loss) profit *)	(40,126)	10,927	(28,913)	4,756	10,090
Net (loss) income *)	(52,169)	(1,784)	(33,026)	706	(6,515)
Share of (loss) profit from joint venture (Based on the waterfall mechanism)	(22,281)	284	(14,459)	682	(1,472)
*) Includes revaluation of investment properties	$(54,958)	$(3,210)	$(34,818)	$(129)	$(7,002)

(1)    The company holds 60% of Pacific Oak SOR SREF III 110 William, LLC.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES (Cont.)

353 Sacramento Joint Venture:

The Company does not attach the financial statements of Pacific Oak SOR Acquisition XXIX, LLC (353 Sacramento Street), since its reports are insignificant to the Company's financial statements and do not add more information to the contained below:

Summarized information about the statements of financial position and the statements of profit or loss of 353 Sacramento Street, Pacific Oak SOR Acquisition XXIX, LLC (100%) (in thousands):

	September 30,		December 31,
	2020	2019	2019
	Unaudited		Audited
	U.S. dollars in thousands
Current assets	$6,184	$6,465	$11,118
Non-current assets (investment property)	255,600	206,789	264,700
Current liabilities	3,127	4,596	6,017	*)
Non-current liabilities	117,295	113,766	117,375	*)

Equity	141,362	94,892	152,426

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$78,190	$52,489	$84,170

*) As a result of the early adoption of the IAS 1 amendment, applied retrospectively, resulted in the reclassification of $115.3 million as of December 31, 2019 for the 353 Sacramento Street Mortgage Loan from current liabilities to long term liabilities.

Subsequent to the reporting date, the Company extended the maturity of 353 Sacramento Street Mortgage Loan to October 14, 2021.

	Nine months ended September 30,		Three months ended September 30,		December 31,
	2020	2019	2020	2019	2019
	Unaudited				Audited
	U.S. dollars in thousands
Revenues	$15,277	$12,372	$5,313	$4,286	$16,999
Gross profit	10,594	7,121	3,627	2,199	9,928
Operating (loss) profit *)	(7,772)	5,791	(14,542)	1,264	64,775
Net (loss) profit *)	(11,064)	1,505	(15,490)	(156)	59,039
Share of (loss) profit from joint venture (Based on the waterfall mechanism)	(5,980)	997	(8,484)	(50)	32,677
*) Includes revaluation of investment properties	$(18,366)	$(1,330)	$(18,169)	$(935)	$54,847

(1)    The company holds 55% of Pacific Oak SOR Acquisition XXIX, LLC.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 4:    FINANCIAL INSTRUMENTS

The fair value of non-current notes payables as of September 30, 2020 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2019. The fair value of the debentures payable as of September 30, 2020 was approximately $220.0 million (753.8 million NIS).

The change in fair value of foreign currency collars that are not designated as cash flow hedges are recorded as foreign currency transaction gains or losses in the accompanying consolidated statements of profit or loss. During the nine months ended September 30, 2020, the Company recognized a net gain of $12.3 million derived from a $2.0 million of foreign currency transaction loss related to exchange differences of the debentures, which is shown combined with a $14.3 million gain related to the foreign currency collars. On July 29, 2020, the Company terminated the foreign currency collars and, as a result, received $14.1 million.

As of September 30, 2020, the Company had a working capital shortfall amounting to $34.1 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. In addition, as of September 30, 2020, the Company had $241.9 million of the debt obligations scheduled to mature over the next 12 months that have contractual rights to extend the maturity, subject to compliance with certain financial covenants in the loans. The Company intends to refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION

The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. Prior to November 2019, the Company had only one segment. The selected financial information for the two reporting segments as of and for the nine and three months ended September 30, 2020 and as of and the year ended December 31, 2019 is as follows:

	September 30, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Total

Investment properties	$913,180	$206,421	$1,119,601
Total assets	$1,280,561	$221,424	$1,501,985
Total liabilities	$676,756	$135,572	$812,328

	Nine Months Ended September 30, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Total
Total revenues and other income	$59,539	$11,520	$71,059
Gross profit	$31,596	$5,524	$37,120
Finance expenses	$16,180	$3,664	$19,844

	Three Months Ended September 30, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Total
Total revenues and other income	$19,545	$5,417	$24,962
Gross profit	$10,264	$2,656	$12,920
Finance expenses	$4,954	$1,511	$6,465

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION (cont.)

	December 31, 2019
	Strategic Opportunistic Properties	Single-Family Homes	Total

Investment properties	$949,696	$110,134	$1,059,830
Total assets	$1,350,674	$119,904	$1,470,578
Total liabilities	$648,285	$79,345	$727,630

	Year ended December 31, 2019
	Strategic Opportunistic Properties	Single-Family Homes	Total
Total revenues and other income	$84,635	$1,884	$86,519
Gross profit	$43,095	$948	$44,043
Finance expenses	$28,352	$497	$28,849

NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Series B Debentures
On February 16, 2020, the Company issued 254.1 million Israeli new Shekels (approximately $74.1 million as of February 16, 2020) of Series B debentures to Israeli investors pursuant to a public offering registered with the Israel Securities Authority. The Series B Debentures bears interest at the rate of 3.93% per year. The first interest payment is on July 31, 2020 and subsequent payments are on January 31st and July 31st of each year from 2021 to 2026. The aggregate offering costs were approximately $2.2 million and the effective interest rate is approximately 4.5%. The Series B Debentures have principal installment payments equal to 33.33% of the face amount of the Series B Debentures on January 31st of each year from 2024 to 2026.

The Series B Debentures contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of September 30, 2020, the Company was in compliance with all covenants under the deed of trust of the Series B Debentures; (i) Consolidated Equity Capital of the Company as of September 30, 2020 was $674.4 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 55%; (iii) the Adjusted NOI was $73.0 million for the trailing twelve months ended September 30, 2020; and (iv) the consolidated scope of projects was $0 as of September 30, 2020.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (cont.)
Chicago Acquisition
On May 28, 2020, the Company acquired a single-family home portfolio consisting of 196 home in Chicago, Illinois. The seller is not affiliated with the Company or the Advisor. The purchase price was $17.2 million. The Company recognized a $0.4 million loss related to acquisition fees and expenses recorded at fair value adjustment of investment properties, net in the accompanying consolidated statements of operations. The Company funded the purchase with cash on hand and from a $12.0 million mortgage loan. The mortgage loan matures on March 31, 2021 and bears interest at a fixed rate of 5.0% through November 30, 2020 and 6.5% from December 1, 2020 through March 31, 2021. The Company intends to refinance the loan prior to maturity and does not anticipate any challenges in refinancing given the Company’s relationship with third-party lenders and its past experience placing debt on its properties.
Battery Point Trust Inc. Acquisition
On July 1, 2020, the Company acquired, through its subsidiaries, Battery Point Trust Inc., a Maryland corporation (“Battery Point”). Battery Point is a real estate investment trust that owns 559 single-family rental homes throughout the Midwestern and Southeastern United States. All of these assets are held by the Company through its subsidiary, PORT OP LP (formerly known as Reven Housing REIT OP, L.P.), a Delaware limited partnership (“PORT OP”).
The Company acquired Battery Point by acquiring all the 1,000,000 outstanding shares of Battery Point common stock from BPT Holdings, LLC (“BPT Holdings”), a wholly owned subsidiary of the Advisor. The Advisor is the company’s external advisor and is owned and controlled by Keith D. Hall, the Company’s Chief Executive Officer and a director, and Peter M. McMillan, the Company’s President and Chairman of the Board. In exchange, BPT Holdings received 510,816 common equity units in PORT OP, approximately 4.5% of the outstanding common equity units. The value of the interests exchanged was estimated by the participants at approximately $3.0 million. As a result of the Battery Point acquisition, the Company’s 640,000 shares of Battery Point Series A-3 Preferred Units were eliminated in consolidation. The Company also assumed a $36.6 million mortgage loan and recorded this acquisition as an asset acquisition.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 7:    SUBSEQUENT EVENTS
Merger
On February 19, 2020, the Parent Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and the Parent Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of the Parent Company. As a result of the Merger, POSOR II would cease to exist. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of the Parent Company’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” On October 5, 2020, pursuant to the Merger Agreement, POSOR II merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of the Company.

The Company acquired two hotel properties, three office properties, one apartment building, one consolidated joint venture to develop one office/retail property, two investments in real estate equity securities and two investments in joint ventures. Additionally, the Company assumed $331.8 million of loans related to the acquired properties. The Company is in process of assessing the fair value of the acquired tangible assets, liabilities assumed and any applicable intangible assets and liabilities for this business combination.

Dividend approval
On November 12, 2020, the Company’s board of directors approved a distribution of dividend in the amount of $14.3 million to the Owner.
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